UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009

Network-1 Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14896	11-3027591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 1028, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 28, 2009, Network-1 Security Solutions, Inc. (the “Company”) issued a press release announcing the settlement of its patent litigation against NETGEAR, Inc. (OTC: NTGR) pending in the United States District Court for the Eastern District of Texas, Tyler Division, for infringement of Network-1’s Remote Power Patent (U.S. Patent No. 6,218,930).  The press release is attached as Exhibit 99.1 and the Settlement Agreement (including the License Agreement) is attached as Exhibit 10.1 hereto.

Item 9.01.  Financial Statements are Exhibits

Exhibit Number                                           Description

10.1                                Settlement Agreement (including License Agreement)

99.1                                Press Release, dated May 28, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 SECURITY SOLUTIONS, INC.

Dated: May 29, 2009	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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